Exhibit 32.2

CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Foldera, Inc. (the “Company”) on Form 10-KSB/A (Amendment No. 1) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Reid Dabney, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2007
/s/ Reid Dabney
Reid Dabney Senior Vice President and Chief Financial Officer